                     Indenture Supplemental

                               to

                   Mortgage and Deed of Trust

                   (Dated as of June 1, 1939)

                           EXECUTED BY

                 INDIANA MICHIGAN POWER COMPANY
         (Formerly Indiana & Michigan Electric Company)

                               TO

                      THE BANK OF NEW YORK
                 (Formerly Irving Trust Company)
                             Trustee


                  Dated as of October 15, 1993


                $40,000,000 First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                7.20% Series due February 1, 2024




                       TABLE OF CONTENTS*

                                                             Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Recitals
     Execution of Mortgage and supplemental indentures . . . .  1
     Termination of Individual Trustee . . . . . . . . . . . .  2
     Acquisition of property rights and property . . . . . . .  2
     Provision for issuance of bonds in one or
       more series . . . . . . . . . . . . . . . . . . . . . .  2
     Right to execute supplemental indenture . . . . . . . . .  2
     First Mortgage Bonds heretofore issued in
       several series. . . . . . . . . . . . . . . . . . . . .  3
     Issue of new First Mortgage Bonds, Designated Secured
       Medium Term Notes, of the 46th Series . . . . . . . . .  3
     Fourth 1993 Supplemental Indenture  . . . . . . . . . . .  3
     Compliance with legal requirements. . . . . . . . . . . .  3
Granting Clauses . . . . . . . . . . . . . . . . . . . . . . .  3
Description of Property. . . . . . . . . . . . . . . . . . . .  4
Appurtenances, Etc.. . . . . . . . . . . . . . . . . . . . . .  4
Habendum . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Subject to Reservations, Etc.. . . . . . . . . . . . . . . . .  5
Grant in Trust . . . . . . . . . . . . . . . . . . . . . . . .  5

Sec. 1.     Supplement to Original Indenture by addition of
            new Sec. 20 SS thereto . . . . . . . . . . . . . .  6

Sec. 2.     Supplement to Original Indenture by addition of
            new Article III XXX. . . . . . . . . . . . . . . . .9

Sec. 3.     Provisions for record date for meetings of bond-
            holders. . . . . . . . . . . . . . . . . . . . . . .9

Sec. 4.     Fourth 1993 Supplemental Indenture and Original
            Indenture to be construed as one instrument. . . . 10

            Limitation on rights of others . . . . . . . . . . 10

            Trustee assumes no responsibility for
            correctness of recitals of fact. . . . . . . . . . 10

            Execution in counterparts. . . . . . . . . . . . . 10

Testimonium. . . . . . . . . . . . . . . . . . . . . . . . . . 11

Signatures and Seals . . . . . . . . . . . . . . . . . . . . . 11

Acknowledgments. . . . . . . . . . . . . . . . . . . . . . . . 13

Schedule I . . . . . . . . . . . . . . . . . . . . . . . . .  I-1

_________________________________
* The Table of Contents shall not be deemed to be any part of the Indenture Supplemental to Mortgage and Deed of Trust.




     SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of October in the year One Thousand Nine Hundred and Ninety-Three, made and entered into by and between Indiana Michigan Power Company, a corporation of the State of Indiana, the corporate title of which was, prior to September 9, 1987, Indiana & Michigan Electric Company, with its principal executive office and place of business located at One Summit Square, Fort Wayne, Indiana 46801 (hereinafter sometimes called the "Company"), party of the first part, and The Bank of New York (formerly Irving Trust Company), a corporation of the State of New York, with its principal corporate trust office at 101 Barclay Street, New York, N.Y. 10286 (hereinafter sometimes called the "Corporate Trustee" or "Trustee"), as Trustee, party of the second part.

     Whereas, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated as of June 1, 1939, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1948, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1950, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1952, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1953, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1954, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1958, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1958, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1963, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1968, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1969, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1970, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1973, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1974, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1978, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1979, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1980, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1980, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1982, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1986, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1986, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1987, a further Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1987, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1987, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1987, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 3, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 15, 1992, an Indenture Supplemental to Mortgage and Deed of Trust dated as of December 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust dated as of June 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust dated as of August 1, 1993 and an Indenture Supplemental to Mortgage and Deed of Trust dated as of September 15, 1993 (hereinafter called the "Third 1993 Supplemental Indenture") (the Mortgage and Deed of Trust, as amended and supplemented by said Supplemental Indentures, being hereinafter called the "Original Indenture"), to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Original Indenture conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Original Indenture; and

     Whereas, effective June 16, 1988, pursuant to Section 100G of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title and interest in and to the trust estate, and without appointment of a new trustee as successor to said Individual Trustee, all the right, title and powers of the Trustees thereupon devolved upon the Corporate Trustee and its successors alone; and

     Whereas, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 42 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and

     Whereas, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption, and other terms and conditions not inconsistent with the Original Indenture may be established prior to the issue of bonds of such series by an indenture supplemental to the Original Indenture; and

     Whereas, Section 115 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provides that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, properly executed and acknowledged, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

     Whereas, the Company has heretofore issued, from time to time, in accordance with the provisions of said Original Indenture, bonds of the several series and in the respective principal amounts therein specified, and, of the bonds so issued pursuant to the Original Indenture, $625,000,000 aggregate principal amount are outstanding as of the close of business on the date first above mentioned; and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.20% Series due February 1, 2024" (herein sometimes referred to as the "bonds of the 46th Series"); and

     Whereas, each of the bonds of the 46th Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "Fourth 1993 Supplemental Indenture"); and

     Whereas, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

     Whereas, all conditions and requirements necessary to make this Fourth 1993 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That Indiana Michigan Power Company, in consideration of the premises and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this Fourth 1993 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this Fourth 1993 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto The Bank of New York, as Trustee, and to its successor or successors in said trust, and to it and its assigns forever, all of the following described properties of the Company, that is to say: all property, real, personal and mixed, tangible and intangible owned by the Company on the date of the execution hereof, acquired since the execution and delivery of the Third 1993 Supplemental Indenture (except such property as is hereinafter expressly excepted from the lien and operation of this Fourth 1993 Supplemental Indenture).

     The property covered by the lien of the Original Indenture and this Fourth 1993 Supplemental Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, all property, whether real, personal or mixed (except any hereinafter expressly excepted), and wheresoever situated, now owned by the Company and acquired since the execution and delivery of the Third 1993 Supplemental Indenture, including (without in any wise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Fourth 1993 Supplemental Indenture) all lands, rights of way and roads; all water or riparian rights and interests therein; all dams and dam sites and rights; all plants for the generation of electricity, power houses, steam heat plants, hot water plants, substations, transmission lines, distributing systems and vehicles; all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, turbines, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical or mechanical, conduits, cables and lines; all mains and pipes, whether for water, steam heat, or other purposes; all poles, wires, tools, implements, apparatus and furniture; all municipal franchises and other franchises and all permits, grants and consents; all lines for the transmission and/or distribution of electric current, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, leases, leaseholds (excepting the last day of the term of each lease and leasehold); all easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

     Together with all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and of this Fourth 1993 Supplemental Indenture, viz: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, or deposited or delivered hereunder or under the Original Indenture or hereinafter or therein covenanted so to be; (2) goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) judgments, accounts and choses in action, the proceeds of which the Company is not obligated as provided in the Original Indenture or as hereinafter provided to deposit with the Trustee hereunder or thereunder; provided, however, that the properties and rights expressly excepted from the lien and operation of the Original Indenture and this Fourth 1993 Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Original Indenture by reason of the occurrence of a completed default, as defined in said
Article XII.

     To have and to hold all such properties, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances", insofar as the same may attach to any of the property embraced herein.

     In trust nevertheless, upon the terms and trusts in the Original Indenture and in this Fourth 1993 Supplemental Indenture set forth, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, or any of them, in accordance with the terms of the Original Indenture and of this Fourth 1993 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of issue or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this Fourth 1993 Supplemental Indenture.

     AND THIS INDENTURE FURTHER WITNESSETH:

     That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows:

     Section 1. The Original Indenture is hereby supplemented by adding immediately after Section 20 RR, a new Section 20 SS, as follows:

          Section 20 SS. The Company hereby creates a forty-sixth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.20% Series due February 1, 2024" (herein sometimes referred to as the "46th Series"). The form of the bonds of the 46th Series shall be substantially as set forth in Schedule I to the supplemental indenture creating the bonds of the 46th Series.

          Bonds of the 46th Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the 46th Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of February and August of each year (commencing February 1, 1994) and on their maturity date.

          The person in whose name any bond of the 46th Series is registered at the close of business on any record date (as herein below defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 46th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the 46th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 46th Series shall be the registered holders of such bonds of the 46th Series (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this Section 20 SS, and in the form of bonds of the 46th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall mean the January 15 next preceding a February 1 interest payment date or the July 15 next preceding an August 1 interest payment date, as the case may be, or, if such January 15 or July 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 46th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 46th Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the 46th Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 46th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 46th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 46th Series ("Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 46th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 46th Series.

          The bonds of the 46th Series shall be redeemable prior to maturity at the option of the Company in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be so redeemed, to the addresses that shall appear upon the register thereof, all as provided in Article X of this Indenture, and as in this section provided, and as further set forth in the form of bond contained in Schedule I to the supplemental indenture creating the bonds of the 46th Series.

          In case the Company shall at any time elect to redeem all or any part of the bonds of the 46th Series it shall give notice to the effect that it has elected to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of redemption of a part of the bonds of 46th Series the distinctive numbers of the bonds to be redeemed, and in every case stating in substance that on said date there will become and be due and payable upon each bond so to be redeemed, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the redemption price thereof (or a specified portion thereof in the case of partial redemption), and that on and after such date interest thereon will cease to accrue.

          The Company shall not be required to make transfers or exchanges of the bonds of the 46th Series for a period of sixteen days next preceding any selection of bonds of the 46th Series to be redeemed or to make transfers or exchanges of any bonds of the 46th Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 46th Series for a period of sixteen days next preceding any interest payment date.

          Registered bonds of the 46th Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if the Company shall require it, of the charges prescribed in this Indenture, registered bonds of the 46th Series may be exchanged for a like aggregate principal amount of registered bonds of the 46th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may from time to time designate.

     Section 2. The Original Indenture is hereby supplemented by adding thereto the following new Article III XXX to be added after Article III WWW of the Original Indenture:

                        ARTICLE III XXX.

          Initial Issuance of Bonds of the 46th Series.

     Section 21 XXX. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 46th Series in an aggregate principal amount not exceeding $40,000,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing and recording of the supplemental indenture creating the 46th Series except to the extent required by
Section 28 of this Indenture).

     Section 3. At any meeting of bondholders held as provided for in Article XVIII of the Original Indenture at which holders of bonds of the 46th Series are entitled to vote, all holders of bonds of the 46th Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondholders of the 46th Series shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of holders of bonds of the 46th Series entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 46th Series at the meeting, shall be entitled to receive notice of such meeting.

     Section 4. As supplemented by this Fourth 1993 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and this Fourth 1993 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 46th Series are the original debt secured by this Fourth 1993 Supplemental Indenture and the Original Indenture, and this Fourth 1993 Supplemental Indenture and the Original Indenture shall be, and be deemed to be, the original lien instrument securing the bonds of the 46th Series.

     Nothing contained in this Fourth 1993 Supplemental Indenture shall, or shall be construed to, confer upon any person other than the owners of bonds issued under the Original Indenture and this Fourth 1993 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provision of the Original Indenture or of this Fourth 1993 Supplemental Indenture.

     The Trustee assumes no responsibility for the correctness of the recitals of facts contained herein and makes no representations as to the validity of this Fourth 1993 Supplemental Indenture.

     This Fourth 1993 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, Indiana Michigan Power Company, party of the first part, has caused this instrument to be signed in its name and behalf by its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and The Bank of New York, party of the second part, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by an Assistant Treasurer. Executed and delivered in The City of New York, N.Y., as of the day and year first above written.

                                   INDIANA MICHIGAN POWER COMPANY


[Seal]                             By     /s/ B. M. Barber
                                             (B. M. Barber)
                                           Assistant Treasurer
Attest:


   /s/ Jeffrey D. Cross
      (Jeffrey D. Cross)
     Assistant Secretary

Signed, sealed and delivered by
Indiana Michigan Power Company
in the presence of


     /s/ Ann B. Graf
        (Ann B. Graf)


  /s/ Armando A. Pena
     (Armando A. Pena)


                                   The Bank of New York,
                                        as Trustee


[Seal]                             By     /s/ S. D. Mineo
                                             (S. D. Mineo)
                                             Vice President

Attest:


 /s/ Lucille Firrincieli
    (Lucille Firrincieli)
     Assistant Treasurer


Signed, sealed and delivered by
The Bank of New York in the presence of:


      /s/ R. Schneck
         (R. Schneck)


       /s/ E. Elcock
          (E. Elcock)




State of Ohio       )
                    )    SS.:
County of Franklin  )


     On this 29th day of October, 1993, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. BARBER and JEFFREY D. CROSS, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of INDIANA MICHIGAN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio, this 29th day of October, 1993.

[Notarial Seal]

                                    /s/ Brenda R. Heavill
                                   BRENDA R. HEAVILL
                                   Notary Public, State of Ohio
                                   My Commission Expires 8-19-98




State of New York   )
                    )    SS.:
County of New York  )


     I certify that on this 1st day of November, 1993, before me Patricia M. Carillo, a Notary Public in and for said County and State, appeared S. D. Mineo, to me personally known and known to me to be a Vice President of The Bank of New York and one of the persons whose name is signed to the foregoing instrument, who, being by me duly sworn, deposed and said that he resides at 87 Main Street, Glen Rock, NJ 07452, that he is a Vice President of The Bank of New York, that he knows the corporate seal of said corporation; that the seal affixed to the foregoing instrument is the corporate seal of the said corporation; that it was so affixed by order of said corporation, and that he signed his name as Vice President of said corporation to said instrument by like order; and thereupon said S. D. Mineo acknowledged that he signed said instrument as his free and voluntary act and that said corporation executed said instrument, as Trustee, as its free and voluntary act for the purposes and uses therein set forth.

     In Witness Whereof I have hereunto set my hand and official seal this 1st day of November, 1993.

[Seal]



                               /s/ Patricia M. Carillo
                              Patricia M. Carillo
                              Notary Public, State of New York
                              No. 41-4747732
                              Qualified in Queens County
                              Certificate Filed in New York County
                              Commission Expires May 31, 1995



     This instrument was drafted by Jeffrey D. Cross, whose business address is 1 Riverside Plaza, Columbus, Ohio 43215.




                           SCHEDULE I



                 INDIANA MICHIGAN POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 7.20%
                   SERIES DUE FEBRUARY 1, 2024


Bond No.
Original Issue Date:  November 9, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  February 1 and August 1
Record Dates:  January 15 and July 15
CUSIP No:  45489H AP 2

          INDIANA MICHIGAN POWER COMPANY, a corporation of the State of Indiana (hereinafter called the "Company"), for value received, hereby promises to pay to ____________ or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on February 1 and August 1 of each year (commencing February 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

     This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of June 1, 1939, executed by the Company to IRVING TRUST COMPANY (now THE BANK OF NEW YORK) and FREDERICK G. HERBST, as Trustees, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by the affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration, then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that without the consent of the holder hereof no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder hereof of a lien upon such property or reduce the above percentage.

     As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. This bond is created by an Indenture Supplemental dated as of October 15, 1993 (the "Fourth 1993 Supplemental Indenture"), as provided for in said Mortgage.

     The interest payable on any February 1 or August 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said Fourth 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or interest on bonds of this series are authorized or required by law, regulation or executive order to remain closed.

     If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

     The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

     The Company shall not be required to make transfers or exchanges of bonds of this series for a period of sixteen days next preceding any interest payment date, or next preceding any selection of bonds of this series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of this series designated for redemption in whole or in part.

     Any or all of the bonds of this Series may be redeemed by the Company on or after February 1, 2004, at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be redeemed, all as provided in the Mortgage, (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II(a) of Section 20 of the Mortgage and otherwise than by the use of proceeds of released property or the proceeds of insurance, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption, or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II(a) of Section 20 of the Mortgage or by the use of proceeds of released property or the proceeds of insurance, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

     The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

     This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become valid or obligatory for any purpose until THE BANK OF NEW YORK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

     In Witness Whereof, Indiana Michigan Power Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                    INDIANA MICHIGAN POWER COMPANY


                                    By________________________
                                           Vice President

(SEAL)

                                    Attest:___________________
                                           Assistant Secretary

TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

THE BANK OF NEW YORK,
                      as Trustee,


By______________________________
       Authorized Officer




                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                7.20% SERIES DUE FEBRUARY 1, 2024



          (If redeemed during
          the twelve months         Regular
          beginning February 1)    Redemption
                 Year                Price

                 2004                103.60%
                 2005                103.24
                 2006                102.88
                 2007                102.52
                 2008                102.16
                 2009                101.80
                 2010                101.44
                 2011                101.08
                 2012                100.72
                 2013                100.36
                 2014                100.00
                 2015                100.00
                 2016                100.00
                 2017                100.00
                 2018                100.00
                 2019                100.00
                 2020                100.00
                 2021                100.00
                 2022                100.00
                 2023                100.00




          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.

                     Indenture Supplemental

                               to

                   Mortgage and Deed of Trust

                   (Dated as of June 1, 1939)

                           EXECUTED BY

                 INDIANA MICHIGAN POWER COMPANY
         (Formerly Indiana & Michigan Electric Company)

                               TO

                      THE BANK OF NEW YORK
                 (Formerly Irving Trust Company)
                             Trustee


                  Dated as of February 1, 1994


                $25,000,000 First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                 7.50% Series due March 1, 2024

                $25,000,000 First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                 6.55% Series due March 1, 2004




                       TABLE OF CONTENTS*


                                                             Page


Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Recitals
     Execution of Mortgage and supplemental indentures . . . .  1
     Termination of Individual Trustee . . . . . . . . . . . .  2
     Acquisition of property rights and property . . . . . . .  2
     Provision for issuance of bonds in one or
       more series . . . . . . . . . . . . . . . . . . . . . .  2
     Right to execute supplemental indenture . . . . . . . . .  2
     First Mortgage Bonds heretofore issued in
       several series. . . . . . . . . . . . . . . . . . . . .  3
     Issue of new First Mortgage Bonds, Designated Secured
       Medium Term Notes, of the 47th Series . . . . . . . . .  3
     Issue of new First Mortgage Bonds, Designated Secured
       Medium Term Notes, of the 48th Series . . . . . . . . .  3
     First 1994 Supplemental Indenture . . . . . . . . . . . .  3
     Compliance with legal requirements. . . . . . . . . . . .  4
Granting Clauses . . . . . . . . . . . . . . . . . . . . . . .  4
Description of Property. . . . . . . . . . . . . . . . . . . .  4
Appurtenances, Etc.. . . . . . . . . . . . . . . . . . . . . .  5
Habendum . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Subject to Reservations, Etc.. . . . . . . . . . . . . . . . .  6
Grant in Trust . . . . . . . . . . . . . . . . . . . . . . . .  6


Sec. 1.     Supplement to Original Indenture by addition of
            new Sec. 20 TT thereto . . . . . . . . . . . . . .  6

Sec. 2.     Supplement to Original Indenture by addition of
            new Sec. 20 UU thereto . . . . . . . . . . . . . . 10

Sec. 3.     Supplement to Original Indenture by addition of
            new Article III YYY. . . . . . . . . . . . . . . . 13

Sec. 4.     Supplement to Original Indenture by addition of
            new Article III ZZZ. . . . . . . . . . . . . . . . 13

Sec. 5.     Provisions for record date for meetings of bond-
            holders. . . . . . . . . . . . . . . . . . . . . . 14


_________________________________
*The Table of Contents shall not be deemed to be any part of the Indenture Supplemental to Mortgage and Deed of Trust.


Sec. 6.     First 1994 Supplemental Indenture and Original
            Indenture to be construed as one instrument. . . . 14

            Limitation on rights of others . . . . . . . . . . 14

            Trustee assumes no responsibility for
            correctness of recitals of fact. . . . . . . . . . 14

            Execution in counterparts. . . . . . . . . . . . . 14

Testimonium. . . . . . . . . . . . . . . . . . . . . . . . . . 14

Signatures and Seals . . . . . . . . . . . . . . . . . . . . . 15

Acknowledgments. . . . . . . . . . . . . . . . . . . . . . . . 17

Schedule I . . . . . . . . . . . . . . . . . . . . . . . . .  I-1

Schedule II. . . . . . . . . . . . . . . . . . . . . . . . . II-1




     INDENTURE SUPPLEMENTAL, dated as of the first day of February in the year One Thousand Nine Hundred and Ninety-Four, made and entered into by and between Indiana Michigan Power Company, a corporation of the State of Indiana, the corporate title of which was, prior to September 9, 1987, Indiana & Michigan Electric Company, with its principal executive office and place of business located at One Summit Square, Fort Wayne, Indiana 46801 (hereinafter sometimes called the "Company"), party of the first part, and The Bank of New York (formerly Irving Trust Company), a corporation of the State of New York, with its principal corporate trust office at 101 Barclay Street, New York, N.Y. 10286 (hereinafter sometimes called the "Corporate Trustee" or "Trustee"), as Trustee, party of the second part.

     Whereas, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated as of June 1, 1939, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1948, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1950, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1952, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1953, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1954, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1958, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1958, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1963, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1968, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1969, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1970, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1973, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1974, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1978, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1979, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1980, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1980, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1981, an Inden-ture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1982, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1986, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1986, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1987, a further Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1987, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1987, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1987, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 3, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 15, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 15, 1993 and an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 15, 1993 (hereinafter called the "Fourth 1993 Supplemental Indenture") (the Mortgage and Deed of Trust, as amended and supplemented by said Supplemental Indentures, being hereinafter called the "Original Indenture"), to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Original Indenture conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Original Indenture; and

     Whereas, effective June 16, 1988, pursuant to Section 100G of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title and interest in and to the trust estate, and without appointment of a new trustee as successor to said Individual Trustee, all the right, title and powers of the Trustees thereupon devolved upon the Corporate Trustee and its successors alone; and

     Whereas, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 42 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and

     Whereas, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption, and other terms and conditions not inconsistent with the Original Indenture may be established prior to the issue of bonds of such series by an indenture supplemental to the Original Indenture; and

     Whereas, Section 115 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provides that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, properly executed and acknowledged, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

     Whereas, the Company has heretofore issued, from time to time, in accordance with the provisions of said Original Indenture, bonds of the several series and in the respective principal amounts therein specified, and, of the bonds so issued pursuant to the Original Indenture, $575,000,000 aggregate principal amount are outstanding as of the close of business on the date first above mentioned; and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.50% Series due March 1, 2024" (herein sometimes referred to as the "bonds of the 47th Series"); and

     Whereas, each of the bonds of the 47th Series is to be substantially in the form set forth in Schedule I to this Indenture Supplemental (hereinafter sometimes referred to as the "First 1994 Supplemental Indenture"); and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.55% Series due March 1, 2004" (hereinafter sometimes referred to as the "bonds of the 48th Series"); and

     Whereas, each of the bonds of the 48th Series is to be substantially in the form set forth in Schedule II to the First
1994 Supplemental Indenture; and

     Whereas, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

     Whereas, all conditions and requirements necessary to make this First 1994 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That Indiana Michigan Power Company, in consideration of the premises and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this First 1994 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this First 1994 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto The Bank of New York, as Trustee, and to its successor or successors in said trust, and to it and its assigns forever, all of the following described properties of the Company, that is to say: all property, real, personal and mixed, tangible and intangible owned by the Company on the date of the execution hereof, acquired since the execution and delivery of the Fourth 1993 Supplemental Indenture (except such property as is hereinafter expressly excepted from the lien and operation of this First 1994 Supplemental Indenture).

     The property covered by the lien of the Original Indenture and this First 1994 Supplemental Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, all property, whether real, personal or mixed (except any hereinafter expressly excepted), and wheresoever situated, now owned by the Company and acquired since the execution and delivery of the Fourth 1993 Supplemental Indenture, including (without in any wise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this First 1994 Supplemental Indenture) all lands, rights of way and roads; all water or riparian rights and interests therein; all dams and dam sites and rights; all plants for the generation of electricity, power houses, steam heat plants, hot water plants, substations, transmission lines, distributing systems and vehicles; all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, turbines, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical or mechanical, conduits, cables and lines; all mains and pipes, whether for water, steam heat, or other purposes; all poles, wires, tools, implements, apparatus and furniture; all municipal franchises and other franchises and all permits, grants and consents; all lines for the transmission and/or distribution of electric current, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, leases, leaseholds (excepting the last day of the term of each lease and leasehold); all easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

     Together with all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and of this First 1994 Supplemental Indenture, viz: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, or deposited or delivered hereunder or under the Original Indenture or hereinafter or therein covenanted so to be; (2) goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) judgments, accounts and choses in action, the proceeds of which the Company is not obligated as provided in the Original Indenture or as hereinafter provided to deposit with the Trustee hereunder or thereunder; provided, however, that the properties and rights expressly excepted from the lien and operation of the Original Indenture and this First 1994 Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Original Indenture by reason of the occurrence of a completed default, as defined in said
Article XII.

     To have and to hold all such properties, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances", insofar as the same may attach to any of the property embraced herein.

     In trust nevertheless, upon the terms and trusts in the Original Indenture and in this First 1994 Supplemental Indenture set forth, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, or any of them, in accordance with the terms of the Original Indenture and of this First 1994 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of issue or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this First 1994 Supplemental Indenture.

     AND THIS INDENTURE FURTHER WITNESSETH:

     That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows:

     Section 1. The Original Indenture is hereby supplemented by adding immediately after Section 20 SS, a new Section 20 TT, as follows:

          Section 20 TT. The Company hereby creates a forty-seventh series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.50% Series due March 1, 2024" (herein sometimes referred to as the "47th Series"). The form of the bonds of the 47th Series shall be substantially as set forth in Schedule I to the supplemental indenture creating the bonds of the 47th Series.

          Bonds of the 47th Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the 47th Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of February and August of each year (commencing August 1, 1994) and on their maturity date.

          The person in whose name any bond of the 47th Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 47th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the 47th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 47th Series shall be the registered holders of such bonds of the 47th Series (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom principal is paid. The term "record date" as used in this
     Section 20 TT, and in the form of bonds of the 47th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall mean the January 15 next preceding a February 1 interest payment date or the July 15 next preceding an August 1 interest payment date, as the case may be, or, if such January 15 or July 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 47th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 47th Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the 47th Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 47th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 47th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 47th Series ("Original Issue Date"), or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 47th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 47th Series.

          The bonds of the 47th Series shall be redeemable prior to maturity at the option of the Company in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be so redeemed, to the addresses that shall appear upon the register thereof, all as provided in Article X of this Indenture, and as in this section provided, and as further set forth in the form of bond contained in Schedule I to the supplemental indenture creating the bonds of the 47th Series.

          In case the Company shall at any time elect to redeem all or any part of the bonds of the 47th Series it shall give notice to the effect that it has elected to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of redemption of a part of the bonds of the 47th Series the distinctive numbers of the bonds to be redeemed, and in every case stating in substance that on said date there will become and be due and payable upon each bond so to be redeemed, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the redemption price thereof (or a specified portion thereof in the case of partial redemption), and that on and after such date interest thereon will cease to accrue.

          The Company shall not be required to make transfers or exchanges of the bonds of the 47th Series for a period of sixteen days next preceding any selection of bonds of the 47th Series to be redeemed or to make transfers or exchanges of any bonds of the 47th Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 47th Series for a period of sixteen days next preceding any interest payment date.

          Registered bonds of the 47th Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if the Company shall require it, of the charges prescribed in this Indenture, registered bonds of the 47th Series may be exchanged for a like aggregate principal amount of registered bonds of the 47th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may from time to time designate.

     Section 2. The Original Indenture is hereby supplemented by adding immediately after Section 20 TT, a new Section 20 UU, as follows:

          Section 20 UU. The Company hereby creates a forty-eighth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.55% Series due March 1, 2004" (herein sometimes referred to as the "48th Series"). The form of the bonds of the 48th Series shall be substantially as set forth in Schedule II to the supplemental indenture creating the bonds of the 48th Series.

          Bonds of the 48th Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the 48th Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of February and August of each year (commencing August 1, 1994) and on their maturity date.

          The person in whose name any bond of the 48th Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 48th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the 48th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 48th Series shall be the registered holders of such bonds of the 48th Series (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom principal is paid. The term "record date" as used in this
     Section 20 UU, and in the form of bonds of the 48th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall mean the January 15 next preceding a February 1 interest payment date or the July 15 next preceding an August 1 interest payment date, as the case may be, or, if such January 15 or July 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 48th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 48th Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the 48th Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 48th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 48th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 48th Series ("Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 48th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 48th Series.

          The bonds of the 48th Series shall be redeemable prior to maturity at the option of the Company in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be so redeemed, to the addresses that shall appear upon the register thereof, all as provided in Article X of this Indenture, and as in this section provided, and as further set forth in the form of bond contained in Schedule II to the supplemental indenture creating the bonds of the 48th Series.

          In case the Company shall at any time elect to redeem all or any part of the bonds of the 48th Series it shall give notice to the effect that it has elected to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of redemption of a part of the bonds of the 48th Series the distinctive numbers of the bonds to be redeemed, and in every case stating in substance that on said date there will become and be due and payable upon each bond so to be redeemed, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the redemption price thereof (or a specified portion thereof in the case of partial redemption), and that on and after such date interest thereon will cease to accrue.

          The Company shall not be required to make transfers or exchanges of the bonds of the 48th Series for a period of sixteen days next preceding any selection of bonds of the 48th Series to be redeemed or to make transfers or exchanges of any bonds of the 48th Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 48th Series for a period of sixteen days next preceding any interest payment date.

          Registered bonds of the 48th Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if the Company shall require it, of the charges prescribed in this Indenture, registered bonds of the 48th Series may be exchanged for a like aggregate principal amount of registered bonds of the 48th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may from time to time designate.

     Section 3. The Original Indenture is hereby supplemented by adding thereto the following new Article III YYY to be added after Article III XXX of the Original Indenture:

                        ARTICLE III YYY.

          Initial Issuance of Bonds of the 47th Series.

     Section 21 YYY. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 47th Series in an aggregate principal amount not exceeding $25,000,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing and recording of the supplemental indenture creating the 47th Series except to the extent required by
Section 28 of this Indenture).

     Section 4. The Original Indenture is hereby supplemented by adding thereto the following new Article III ZZZ to be added after Article III YYY of the Original Indenture:

                        ARTICLE III ZZZ.

          Initial Issuance of Bonds of the 48th Series.

     Section 21 ZZZ. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 48th Series in an aggregate principal amount not exceeding $25,000,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing and recording of the supplemental indenture creating the 48th Series except to the extent required by
Section 28 of this Indenture).

     Section 5. At any meeting of bondholders held as provided for in Article XVIII of the Original Indenture at which holders of bonds of the 47th Series or bonds of the 48th Series are entitled to vote, all holders of bonds of the 47th Series or bonds of the 48th Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondholders of the 47th Series or the 48th Series shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of holders of bonds of the 47th Series or of the 48th Series, as the case may be, entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 47th Series or the 48th Series at the meeting, shall be entitled to receive notice of such meeting.

     Section 6. As supplemented by this First 1994 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and this First 1994 Supplemen-tal Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 47th Series and the bonds of the 48th Series are the original debt secured by this First 1994 Supplemental Indenture and the Original Indenture, and this First 1994 Supple-mental Indenture and the Original Indenture shall be, and be deemed to be, the original lien instrument securing the bonds of the 47th Series and the bonds of the 48th Series.

     Nothing contained in this First 1994 Supplemental Indenture shall, or shall be construed to, confer upon any person other than the owners of bonds issued under the Original Indenture and this First 1994 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provision of the Original Indenture or of this First 1994 Supplemental Indenture.

     The Trustee assumes no responsibility for the correctness of the recitals of facts contained herein and makes no representations as to the validity of this First 1994 Supplemental Indenture.

     This First 1994 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, Indiana Michigan Power Company, party of the first part, has caused this instrument to be signed in its name and behalf by its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and The Bank of New York, party of the second part, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by an Assistant Treasurer. Executed and delivered in The City of New York, N.Y., as of the day and year first above written.

                              INDIANA MICHIGAN POWER COMPANY


[Seal]                        By  /s/ B. M. Barber
                                        (B. M. Barber)
                                      Assistant Treasurer
Attest:


 /s/ Jeffrey D. Cross
      (Jeffrey D. Cross)
     Assistant Secretary


Signed, sealed and delivered by
Indiana Michigan Power Company
in the presence of


 /s/ Ann B. Graf
(Ann B. Graf)


 /s/ Armando A. Pena
(Armando A. Pena)


                                   The Bank of New York,
                                        as Trustee


[Seal]                             By  /s/ S. D. Mineo
                                              (S. D. Mineo)
                                             Vice President

Attest:


 /s/ Lucille Firrincieli
(Lucille Firrincieli)
Assistant Treasurer


Signed, sealed and delivered by
The Bank of New York in the presence of:


 /s/ T. Shea
(T. Shea)


 /s/ E. Elcock
(E. Elcock)




State of Ohio       }
                    }    ss.:
County of Franklin  }


          On this 21st day of February, 1994, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. BARBER and JEFFREY D. CROSS, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of INDIANA MICHIGAN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio, this 21st day of February, 1994.

[Notarial Seal]

                               /s/ Mary M. Soltesz
                                   Mary M. Soltesz
                              Notary Public, State of Ohio
                              My Commission Expires 7-13-94




State of New York   )
                    )    SS.:
County of New York  )


     I certify that on this 22nd day of February, 1994, before me Patricia M. Carillo, a Notary Public in and for said County and State, appeared S. D. Mineo, to me personally known and known to me to be a Vice President of The Bank of New York and one of the persons whose name is signed to the foregoing instrument, who, being by me duly sworn, deposed and said that he resides at 87 Main Street, Glen Rock, NJ 07452, that he is a Vice President of The Bank of New York, that he knows the corporate seal of said corporation; that the seal affixed to the foregoing instrument is the corporate seal of the said corporation; that it was so affixed by order of said corporation, and that he signed his name as Vice President of said corporation to said instrument by like order; and thereupon said S. D. Mineo acknowledged that he signed said instrument as his free and voluntary act and that said corporation executed said instrument, as Trustee, as its free and voluntary act for the purposes and uses therein set forth.

     In Witness Whereof I have hereunto set my hand and official seal this 22nd day of February, 1994.

[Seal]

                                /s/ Patricia M. Carillo
                              Patricia M. Carillo
                              Notary Public, State of New York
                              No. 41-4747732
                              Qualified in Queens County
                              Certificate Filed in New York County
                              Commission Expires May 31, 1995


     This instrument was drafted by Jeffrey D. Cross, whose business address is 1 Riverside Plaza, Columbus, Ohio 43215.




                           SCHEDULE I


                 INDIANA MICHIGAN POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 7.50%
                    SERIES DUE MARCH 1, 2024


Bond No.
Original Issue Date:  March 1, 1994
Principal Amount:
Semi-annual Interest Payment Dates:  February 1 and August 1
Record Dates:  January 15 and July 15
CUSIP No.:  45489H AR 8


          INDIANA MICHIGAN POWER COMPANY, a corporation of the State of Indiana (hereinafter called the "Company"), for value received, hereby promises to pay to ____________ or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on February 1 and August 1 of each year (commencing August 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

     This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of June 1, 1939, executed by the Company to IRVING TRUST COMPANY (now THE BANK OF NEW YORK) and FREDERICK G. HERBST, as Trustees, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by the affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration, then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that without the consent of the holder hereof no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder hereof of a lien upon such property or reduce the above percentage.

     As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. This bond is created by an Indenture Supplemental dated as of February 1, 1994 (the "First 1994 Supplemental Indenture"), as provided for in said Mortgage.

     The interest payable on any February 1 or August 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said First 1994 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or interest on bonds of this series are authorized or required by law, regulation or executive order to remain closed.

     If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

     The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

     The Company shall not be required to make transfers or exchanges of bonds of this series for a period of sixteen days next preceding any interest payment date, or next preceding any selection of bonds of this series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of this series designated for redemption in whole or in part.

     Any or all of the bonds of this Series may be redeemed by the Company on or after March 1, 2004, at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be redeemed, all as provided in the Mortgage, (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II(a) of Section 20 of the Mortgage and otherwise than by the use of proceeds of released property or the proceeds of insurance, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption, or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in
Part II(a) of Section 20 of the Mortgage or by the use of proceeds of released property or the proceeds of insurance, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

     The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

     This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become valid or obligatory for any purpose until THE BANK OF NEW YORK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

     In Witness Whereof, Indiana Michigan Power Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                   INDIANA MICHIGAN POWER COMPANY



                                   By______________________________
                                            Vice President

(SEAL)


                                   Attest:_________________________
                                             Assistant Secretary




TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

THE BANK OF NEW YORK,
                      as Trustee,



By______________________________
       Authorized Officer




                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                 7.50% SERIES DUE MARCH 1, 2024


(If redeemed during the twelve               Regular
months beginning March 1)                    Redemption
             Year                            Price

             2004                            103.75%
             2005                            103.38
             2006                            103.00
             2007                            102.63
             2008                            102.25
             2009                            101.88
             2010                            101.50
             2011                            101.13
             2012                            100.75
             2013                            100.38
             2014                            100.00
             2015                            100.00
             2016                            100.00
             2017                            100.00
             2018                            100.00
             2019                            100.00
             2020                            100.00
             2021                            100.00
             2022                            100.00
             2023                            100.00




          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.




                           SCHEDULE II



                 INDIANA MICHIGAN POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 6.55%
                    SERIES DUE MARCH 1, 2004


Bond No.
Original Issue Date:  March 1, 1994
Principal Amount:
Semi-annual Interest Payment Dates:  February 1 and August 1
Record Dates:  January 15 and July 15
CUSIP No.:  45489H AQ 0

          INDIANA MICHIGAN POWER COMPANY, a corporation of the State of Indiana (hereinafter called the "Company"), for value received, hereby promises to pay to ____________ or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on February 1 and August 1 of each year (commencing August 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

     This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of June 1, 1939, executed by the Company to IRVING TRUST COMPANY (now THE BANK OF NEW YORK) and FREDERICK G. HERBST, as Trustees, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by the affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration, then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that without the consent of the holder hereof no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder hereof of a lien upon such property or reduce the above percentage.

     As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. This bond is created by an Indenture Supplemental dated as of February 1, 1994 (the "First 1994 Supplemental Indenture"), as provided for in said Mortgage.

     The interest payable on any February 1 or August 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said First 1994 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or interest on bonds of this series are authorized or required by law, regulation or executive order to remain closed.

     If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

     The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

     The Company shall not be required to make transfers or exchanges of bonds of this series for a period of sixteen days next preceding any interest payment date, or next preceding any selection of bonds of this series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of this series designated for redemption in whole or in part.

     Any or all of the bonds of this Series may be redeemed by the Company on or after March 1, 1999, at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be redeemed, all as provided in the Mortgage, (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II(a) of Section 20 of the Mortgage and otherwise than by the use of proceeds of released property or the proceeds of insurance, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption, or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in
Part II(a) of Section 20 of the Mortgage or by the use of proceeds of released property or the proceeds of insurance, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

     The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

     This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become valid or obligatory for any purpose until THE BANK OF NEW YORK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

     In Witness Whereof, Indiana Michigan Power Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                   INDIANA MICHIGAN POWER COMPANY



                                   By____________________________
                                             Vice President

(SEAL)

                                   Attest:_______________________
                                             Assistant Secretary

TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

THE BANK OF NEW YORK,
                      as Trustee,


By______________________________
       Authorized Officer




                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                 6.55% SERIES DUE MARCH 1, 2004


(If redeemed during the twelve               Regular
months beginning March 1)                    Redemption
             Year                            Price

             1999                            101.88%
             2000                            100.94
             2001                            100.00
             2002                            100.00
             2003                            100.00




          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.